Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
COVIDIEN PLC
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Covidien plc (the “Company”) hereby certify to their knowledge that the Company’s annual report on Form 10-K for the period ended September 26, 2014 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/    José E. Almeida
José E. Almeida
Chairman, President and Chief Executive Officer

November 24, 2014

/s/    Charles J. Dockendorff
Charles J. Dockendorff
Executive Vice President and Chief Financial Officer

November 24, 2014